                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: August 6, 1999
                    Capita Equipment Receivables Trust 1996-1

 A New York                    Commission File               I.R.S. Employer
 Corporation                    NO. 333-08645                No. 13-7097632

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:                           AUGUST 9, 1999        PAYMENT DATE:        AUGUST 16, 1999
COLLECTION PERIOD:                            JULY 31, 1999

ITEM 5. OTHER
        I.  INFORMATION REGARDING THE CONTRACTS

            1.  CONTRACT POOL PRINCIPAL BALANCE
                a.   Beginning of Collection Period                      $      485,542,119.68
                b.   End of Collection Period                            $      449,235,979.30
                c.   Reduction for Collection Period                     $       36,306,140.39
            2.  DELINQUENT SCHEDULED PAYMENTS
                a.   Beginning of Collection Period                      $       17,400,958.76
                b.   End of Collection Period                            $       16,668,384.13
            3.  LIQUIDATED CONTRACTS
                a.   Number of Liquidated Contracts
                     with respect to Collection Period                                     300
                                                                                  ------------
                b.   Required Payoff Amounts of Liquidated Contracts     $        2,024,555.74
                c.   Total Reserve for Liquidation Expenses              $                  --
                d.   Total Liquidation Proceeds Received (1)             $          336,428.33
                e.   Liquidation Proceeds Allocated to Owner Trust       $          288,383.01
                f.   Liquidation Proceeds Allocated to Depositor         $           48,045.32
                g.   Current Realized Losses                             $        1,736,172.73
            4.  PREPAID CONTACTS
                a.   Number of Prepaid Contracts with respect
                     to Collection Period                                                  416
                                                                                  ------------
                b.   Required Payoff Amounts of Prepaid Contracts        $        3,853,260.13
            5.  PURCHASED CONTRACTS (BY TCC)
                a.   Number of Contracts Purchased by TCC with
                     respect to Collection Period                                            0
                                                                                  ------------
                b.   Required Payoff Amounts of Purchased Contracts      $                0.00



6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                  ----------------------------------------------------------------------
                                                                       % OF AGGREGATE
                     NUMBER OF      % OF       AGGREGATE REQUIRED     REQUIRED PAYOFF
                     CONTRACTS    CONTRACTS      PAYOFF AMOUNTS           AMOUNTS
                  ----------------------------------------------------------------------

a.   Current          55,654       88.77%        $ 414,750,053.30          89.02%
b.   31-60 days        3,267        5.21%        $  24,820,263.80           5.33%
c.   61-90 days        1,600        2.55%        $  11,337,802.44           2.43%
d.   91-120 days         965        1.54%        $   6,015,422.67           1.29%
e.   120+ days         1,209        1.93%        $   8,980,821.22           1.93%
f.   Total            62,695      100.00%        $ 465,904,363.43         100.00%

7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

-------------------------------------------------------------------------------------------------------
                        % OF                   % OF                   % OF                % OF
                      AGGREGATE              AGGREGATE              AGGREGATE          AGGREGATE
                   REQUIRED PAYOFF        REQUIRED PAYOFF        REQUIRED PAYOFF    REQUIRED PAYOFF
                       AMOUNTS                AMOUNTS                AMOUNTS            AMOUNTS
   COLLECTION
      PERIODS    31-60 DAYS PAST DUE    61-90 DAYS PAST DUE   91-120 DAYS PAST DUE  120+ DAYS PAST DUE
-------------------------------------------------------------------------------------------------------
                                                                                            >
  07/31/1999            5.33%                  2.43%                  1.29%              1.93%
  06/30/1999            5.02%                  2.43%                  1.52%              1.70%
  05/31/1999            6.17%                  2.59%                  1.27%              1.90%
  04/30/1999            5.66%                  2.37%                  1.08%              1.71%
  03/31/1999            5.84%                  2.32%                  1.08%              1.66%
  02/28/1999            6.98%                  2.44%                  1.30%              1.80%
  01/31/1999            6.09%                  2.24%                  1.17%              1.74%
  12/31/1998            5.94%                  1.90%                  1.23%              1.45%
  11/30/1998            6.15%                  1.94%                  0.92%              1.30%
  10/31/1998            4.92%                  1.55%                  0.90%              1.28%
  09/30/1998            4.39%                  1.47%                  0.91%              1.24%
  08/31/1998            4.08%                  1.59%                  0.83%              1.00%
  07/31/1998            4.04%                  1.42%                  0.82%              1.17%
  06/30/1998            3.90%                  1.37%                  0.77%              1.41%
  05/31/1998            4.46%                  1.51%                  0.80%              1.41%
  04/30/1998            4.47%                  1.54%                  0.98%              1.25%
  03/31/1998            3.85%                  1.61%                  0.98%              1.12%
  02/28/1998            6.83%                  2.00%                  0.79%              1.09%
  01/31/1998            4.39%                  1.21%                  0.65%              0.94%
  12/31/1997            3.50%                  1.25%                  0.54%              0.85%
  11/30/1997            2.78%                  0.42%                  0.24%              0.16%
  10/31/1997            3.64%                  1.07%                  0.45%              0.73%
  09/30/1997            3.21%                  0.95%                  0.48%              0.82%
  08/31/1997            3.58%                  0.95%                  0.50%              0.80%
  07/31/1997            3.11%                  0.90%                  0.53%              0.78%
  06/30/1997            3.53%                  0.90%                  0.57%              0.69%
  05/31/1997            3.06%                  0.99%                  0.58%              0.63%
  04/30/1997            2.99%                  1.08%                  0.47%              0.64%
  03/31/1997            3.73%                  0.96%                  0.46%              0.61%
  02/28/1997            3.70%                  0.97%                  0.55%              0.55%
  01/31/1997            3.27%                  0.97%                  0.49%              0.40%
  12/31/1996            4.10%                  0.96%                  0.39%              0.20%
  11/30/1996            3.49%                  0.83%                  0.34%              0.00%
  10/31/1996            2.90%                  0.64%                  0.01%              0.01%


8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                       -----------------------------------------------------------------------------
                                        COLLECTION       3 COLLECTION     6 COLLECTION PERIODS     CUMULATIVE SINCE
                                          PERIOD        PERIODS ENDING           ENDING              CUT-OFF DATE
                                          JULY-99           JULY-99              JULY-99
                                       -----------------------------------------------------------------------------
a.   Number of Liquidated
     Contracts                              300              1,597                2,911                 20,591
b.   Number of Liquidated
     Contracts as a Percentage
     of Initial Contracts                 0.107%            0.569%               1.037%                 7.337%
c.   Required Payoff Amounts of
     Liquidated Contracts                2,024,556         7,927,513           17,839,167            123,908,611
d.   Liquidation Proceeds Allocated
     to Owner Trust                       288,383          2,073,122            4,521,488             28,912,965
e.   Aggregate Current Realized
     Losses                              1,736,173         5,854,391           13,317,680             94,995,646
f.   Aggregate Current Realized
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance                    0.055%            0.184%               0.418%                 2.982%

II.   INFORMATION REGARDING THE SECURITIES

    1.  SUMMARY OF BALANCE INFORMATION

     ------------------------------------------------------------------------------------------------------------------------------
                                      PRINCIPAL BALANCE AS OF    CLASS FACTOR AS OF   PRINCIPAL BALANCE AS OF  CLASS FACTOR AS OF
            CLASS           COUPON        AUGUST 16, 1999          AUGUST 16, 1999         JULY 15, 1999          JULY 15, 1999
                             RATE          PAYMENT DATE             PAYMENT DATE            PAYMENT DATE          PAYMENT DATE
     ------------------------------------------------------------------------------------------------------------------------------
a.   Class A-1 Notes        5.6000%            $0.00                   0.00000                 $0.00                 0.00000
b.   Class A-2 Notes        5.9500%            $0.00                   0.00000                 $0.00                 0.00000
c.   Class A-3 Notes        6.1100%            $0.00                   0.00000                 $0.00                 0.00000
d.   Class A-4 Notes        6.2800%       $190,380,771.72              0.47569            $228,783,747.88            0.57164
e.   Class B Notes          6.5700%       $178,500,000.00              1.00000            $178,500,000.00            1.00000
f.   Equity Certificates    6.7500%       $ 95,659,329.00              0.75021             $95,659,329.00            0.75021
g.   Total                   N.A.         $464,540,100.72              0.14584            $502,943,076.88            0.15790


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $464,540,100.72 and the CCA Balance is $62,574,143.51.

  2.  MONTHLY PRINCIPAL AMOUNT
      a.   Principal Balance of Notes and Equity Certificates
           (End of Prior Collection Period)                                           $    502,943,076.88
      b.   Contract Pool Principal Balance (End of Collection Period)                 $    449,235,979.30
      c.   Monthly Principal Amount                                                   $     53,707,097.58

  3.  GROSS COLLECTIONS
      a.   Scheduled Payments Received                                                $     37,353,126.11
      b.   Liquidation Proceeds Allocated to Owner Trust                              $        288,383.01
      c.   Required Payoff Amounts of Prepaid Contracts                               $      3,853,260.13
      d.   Required Payoff Amounts of Purchased Contracts                             $              0.00
      e.   Proceeds of Clean-up Call                                                  $                 -
      f.   Investment Earnings on Collection Account and Note Distribution Account    $        126,690.46
      g.   Extension Fees Allocated to Owner Trust                                    $            (37.66)
      h.   Total Gross Collections (sum of (a) through (g))                           $     41,621,422.05

  4.  DETERMINATION OF AVAILABLE FUNDS
      a.   Total Gross Collections                                                    $     41,621,422.05
      b.   Withdrawal from Cash Collateral Account                                    $                 -
      c.   Total Available Funds                                                      $     41,621,422.05

5.  APPLICATION OF AVAILABLE FUNDS

---------------------------------------------------------------------------------------------------
            ITEM                              AMOUNT                       REMAINING AVAILABLE FUNDS
---------------------------------------------------------------------------------------------------
a.   Total Available Funds                                                        $   41,621,422.05
b.   Servicing Fee                        $    505,773.04                         $   41,115,649.01
c.   Interest on Notes:
     i)       Class A-1 Notes             $             -                         $   41,115,649.01
     ii)      Class A-2 Notes             $             -                         $   41,115,649.01
     iii)     Class A-3 Notes             $             -                         $   41,115,649.01
     iv)      Class A-4 Notes             $  1,197,301.61                         $   39,918,347.39
     v)       Class B Notes               $    977,287.50                         $   38,941,059.89
d.   Interest on Equity
     Certificates                         $    538,083.73                         $   38,402,976.16
e.   Principal of Notes and
     Equity Certificates:
     i)       Class A-1 Notes             $             -                         $   38,402,976.16
     ii)      Class A-2 Notes             $             -                         $   38,402,976.16
     iii)     Class A-3 Notes             $             -                         $   38,402,976.16
     iv)      Class A-4 Notes             $ 38,402,976.16                         $               -
     v)       Class B Notes               $             -                         $               -
     vi)      Equity Certificates         $             -                         $               -
f.   Deposit to Cash
     Collateral Account                   $             -                         $               -
g.   Amount to be applied in
     accordance with CCA
     Loan Agreement                       $             -                         $               -
h.   Balance, if any, to Equity
     Certificates                         $             -                         $               -



III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

1.  BALANCE RECONCILIATION

    ------------------------------------------------------------------------------------------------
                                                                                 AUGUST 16, 1999
                              ITEM                                                PAYMENT DATE
    ------------------------------------------------------------------------------------------------
    a.   Available Cash Collateral Amount (Beginning)                            $ 62,574,143.51
    b.   Deposits to Cash Collateral Account                                     $             -
    c.   Withdrawals from Cash Collateral Account                                $             -
    d.   Releases of Cash Collateral Account Surplus
         (Excess, if any of (a) plus (b) minus (c) over (f))                     $             -
    e.   Available Cash Collateral Amount (End)
         (Sum of (a) plus (b) minus (c) minus (d))                               $ 62,574,143.51
    f.   Requisite Cash Collateral Amount                                        $ 63,704,600.00
    g.   Cash Collateral Account Shortfall
         (Excess, if any, of (f) over (e))                                       $  1,130,456.49

2.       CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
    a.   For Payment Dates from, and including, the
         November 1996 Payment Date to,
         and including, the October 1997 Payment Date
         1) Initial Cash Collateral Amount                                       $207,040,000.00
    b.   For Payment Dates from, and including, the
         November 1997 Payment Date until
          the Final Payment Date, the sum of
         1) 8% of the Contract Pool Principal Balance                            $ 35,938,878.34
         2) The Aggregate Principal Balance of the Notes
          and the Equity Certificate Balance less the
          Contract Pool Principal Balance                                        $ 15,304,121.42
         3) Total ((1) plus (2))                                                 $ 51,242,999.76
    c.   Floor equal to the lesser of
         1) 2% of Cut-Off Date Contract Pool Principal                           $ 63,704,600.00
         Balance ($63,704,600); and
         2) the Aggregate Principal Balance of the
         Notes and the Equity Certificate Balance                                $ 63,704,600.00
    d.   Requisite Cash Collateral Amount                                                      0

3.       CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
    a.   Interest Shortfalls                                                     $             -
    b.   Principal Deficiency Amount                                             $             -
    c.   Principal Payable at Stated Maturity Date of
         Class of Notes or Equity Certificates                                   $             -
    d.   Total Cash Collateral Account Withdrawals                               $             -


IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

---------------------------------------------------------------------------------------------------
          DISTRIBUTION                    CLASS A-1             CLASS A-2              CLASS A-3
            AMOUNTS                        NOTES                 NOTES                  NOTES
---------------------------------------------------------------------------------------------------
1. Interest Due                        $           -          $           -         $           -
2. Interest Paid                       $           -          $           -         $           -
3. Interest Shortfall
((1) minus (2))                        $           -          $           -         $           -
4. Principal Paid                      $           -          $           -         $           -
5. Total Distribution Amount
((2) plus (4))                         $           -          $           -         $           -

 ------------------------------------------------------------------------------------------------------
           DISTRIBUTION             CLASS A-4         CLASS B           EQUITY
             AMOUNTS                 NOTES             NOTES          CERTIFICATES         TOTALS
 ------------------------------------------------------------------------------------------------------
 1. Interest Due                $  1,197,301.61    $ 977,287.50     $ 538,083.73      $   2,712,672.84
 2. Interest Paid               $  1,197,301.61    $ 977,287.50     $ 538,083.73      $   2,712,672.84
 3. Interest Shortfall
 ((1) minus (2))                $             -    $          -     $          -      $              -
 4. Principal Paid              $ 38,402,976.16    $          -     $          -      $  38,402,976.16
 5. Total Distribution Amount
 ((2) plus (4))                 $ 39,600,277.78    $ 977,287.50     $ 538,083.73      $  41,115,649.00


V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS

    ------------------------------------------------------------------------------------------
                                                    AS OF END OF             AS OF END OF
               ITEM                                    JULY-99                  JUNE-99
                                                  COLLECTION PERIOD        COLLECTION PERIOD
    ------------------------------------------------------------------------------------------
1.  ORIGINAL CONTRACT CHARACTERISTICS
    a.   Original Number of Contracts                  280,634                   N.A.
    b.   Cut-Off Date Contract Pool
         Principal Balance                          3,185,229,329                N.A.
    c.   Original Weighted Average
          Remaining Term                             38.6 months                 N.A.
    d.   Weighted Average
         Original Term                               56.1 months                 N.A.

2.  CURRENT CONTRACT CHARACTERISTICS
    a.   Number of Contracts                           62,695                   67,560
    b.   Average Contract
         Principal Balance                              7,165                    7,187
    c.   Weighted Average
          Remaining Term                                22.0                     22.3

VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1 PREPAYMENT SCHEDULE

 -------------------------------------------------    ----------------------------------------------------
 PAYMENT DATE                    SINCE ISSUE          PAYMENT DATE                   SINCE ISSUE
   PERIOD                            CPR                PERIOD                           CPR
 -------------------------------------------------    ----------------------------------------------------
  0                 Oct-96
  1                 Nov-96        10.866%                 22            Aug-98        7.327%
  2                 Dec-96         7.964%                 23            Sep-98        7.253%
  3                 Jan-97         8.606%                 24            Oct-98        7.147%
  4                 Feb-97         8.254%                 25            Nov-98        7.198%
  5                 Mar-97         7.615%                 26            Dec-98        7.079%
  6                 Apr-97         7.211%                 27            Jan-99        7.208%
  7                 May-97         8.268%                 28            Feb-99        7.415%
  8                 Jun-97         7.752%                 29            Mar-99        7.485%
  9                 Jul-97         7.784%                 30            Apr-99        7.965%
  10                Aug-97         7.781%                 31            May-99        8.545%
  11                Sep-97         7.506%                 32            Jun-99        8.120%
  12                Oct-97         7.348%                 33            Jul-99        8.446%
  13                Nov-97         7.346%                 34            Aug-99        8.506%
  14                Dec-97         6.629%
  15                Jan-98         6.741%
  16                Feb-98         7.251%
  17                Mar-98         6.870%
  18                Apr-98         7.200%
  19                May-98         7.072%
  20                Jun-98         6.870%
  21                Jul-98         7.232%


VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

       A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID
       CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan
   Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on August 16, 1999

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T CAPITAL CORPORATION

                                 Thomas G. Adams
                                 ----------------
                                 Thomas G. Adams

                   Senior Vice President, Financial Reporting